UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            February 26, 2009
                            -----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))



Item 2.02: Results of Operations and Financial Condition
--------------------------------------------------------

Westamerica Bancorporation's banking subsidiary, Westamerica Bank, must pay Federal Deposit Insurance Corporation ("FDIC") assessments to provide FDIC insurance on its customers' deposit balances, subject to FDIC insurance limits. Under current risk-based assessment rates, Westamerica Bank pays the lowest assessment rate of 12 basis points per annum. Through December 31, 2009, Westamerica Bank will also pay 10 basis points per annum on balances over $250,000 for unlimited insurance on non-interest bearing deposits, negotiable order of withdrawal accounts earning not more than 0.50%, and attorney trust accounts. Based on current deposit balances, including the deposits assumed from County Bank on February 6, 2009, Westamerica estimates quarterly FDIC insurance assessments of $1.21 million for the first quarter 2009 and $1.37 million for each of the second, third and fourth quarters of 2009.

On February 27, 2009, the Board of Directors of the Federal Deposit Insurance Corporation ("FDIC") voted to amend the restoration plan for the Deposit Insurance Fund. In doing so, the FDIC adopted an interim rule imposing a 20 basis point emergency special assessment on the industry on June 30, 2009. The assessment is to be collected on September 30, 2009. The interim rule would also permit the FDIC to impose an emergency special assessment after June 30, 2009 of up to 10 basis points, if deemed necessary. Based on current deposit balances, including the deposits assumed from County Bank on February 6, 2009, Westamerica estimates the 20 basis point emergency special assessment will be $8.6 million.

At December 31, 2008, Westamerica had credits of $2.4 million to apply against FDIC insurance assessments. Such credits will be used as allowed to reduce assessments. Westamerica estimates credits of $1.0 million will be allowed to offset the regular assessments in the first quarter 2009, and the remaining credits of $1.4 million will be used to offset the emergency special assessment.



Item 5.03: Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.
-------------------------------------------------------------

WESTAMERICA BANCORPORATION

BYLAW AMENDMENT


WHEREAS, the Board of Directors previously approved, and on February 13, 2009, Westamerica Bancorporation (the "Company") entered into, a Letter Agreement with the United States Treasury ("Treasury") (the "Letter Agreement"), which by its terms incorporates the provisions contained in a Securities Purchase Agreement - Standard Terms attached thereto as Exhibit A, pursuant to which the Company issued and sold to the Treasury, and the Treasury purchased from the Company, in a private placement transaction for an aggregate purchase price of $83,726,000
(i) 83,726 shares of a newly created series of the Company's preferred stock, no par value (the "Preferred Stock") designated "Fixed Rate Cumulative Perpetual Preferred Stock, Series A" (the "Series A Preferred Stock"), which shares have such powers, preferences, rights and restrictions as set forth in the Certificate of Determination and (ii) a warrant to acquire up to 246,640 shares of the Company's Common Stock at an exercise price of $50.92 price per share;

WHEREAS, in conjunction with the Letter Agreement, on February 13, 2009 the Company entered into an additional agreement with the Treasury ("Side Letter") agreeing that at all times while any shares of the Series A Preferred Stock are outstanding it shall maintain a range of directors of the Company that will permit the holder of the Series A Preferred Stock (and any voting parity stock) to elect two directors; and

WHEREAS, the Board of Directors deems it to be in the best interests of the Company to amend ARTICLE III, Section 3.02 of the Company's bylaws (the "Bylaws") to provide that the authorized number of directors will automatically be increased by two in the event dividends payable on the Series A Preferred Stock have not been paid for the equivalent of six or more quarters, whether or not consecutive.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that ARTICLE III, Section 3.02 of the Bylaws be amended in its entirety to read as follows:

"3.02 Number and Qualification of Directors. The number of directors of the corporation shall not be less than eight (8) nor more than fifteen (15). The exact number of directors shall be nine (9) until changed, within the limits specified above, with the approval of the board of directors or the shareholders. Notwithstanding anything in these bylaws to the contrary, for so long as the corporation's Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "Designated Preferred Stock") is outstanding: (i) whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods (as defined in the Certificate of Determination for the Designated Preferred Stock) or more, whether or not consecutive, the authorized number of directors shall automatically be increased by two (but shall in no event be increased to a number of directors that is greater than the maximum number of directors set forth in this Article III, Section 3.02 of these bylaws); and (ii) this sentence may not be modified, amended or repealed by the Corporation's board of directors (or any committee thereof) or without the affirmative vote and approval of (x) the shareholders and (y) the holders of at least a majority of the shares of Designated Preferred Stock outstanding at the time of such vote and approval.

	The indefinite number of directors set forth in this Article III, Section
3.02 of these bylaws may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one."

OMNIBUS RESOLUTIONS

BE IT FURTHER RESOLVED, that all actions previously taken by the officers of the Company in connection with transactions contemplated by the foregoing resolutions be, and they hereby are, in all respects, approved, ratified, confirmed and adopted in all respects as the acts and deeds of the Company; and it is further

RESOLVED, that the executive officers and corporate secretaries of the Company (the "Authorized Officers") be, and each of them hereby is, authorized and directed to execute and deliver on behalf of the Company such other agreements or documents as may be necessary or required to consummate the transactions contemplated by the Letter Agreement, including, but not limited to any necessary filings with any governmental authorities; and it is further

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Company to take any and all other actions which any of them may deem necessary or advisable, convenient and/or proper in connection with the aforesaid transactions in order to effectuate the purposes of all of the foregoing resolutions and the intent of each of them thereof, the taking of such actions to be deemed conclusive evidence of the approval by the Board of such actions.

     A copy of the Bylaw agreement is attached hereto as Exhibit 3.1 and incorporated herein by reference.


Item 9.01 Financial Information and Exhibits
--------------------------------------------

(a) Exhibits

Exhibit No.                          Description
-----------      -------------------------------------------------------
3.1              FDIC assessment information.

3.2 Amendment to Article III, Section 3.02 of the Bylaws of the Company.






                              Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
March 3, 2009





EXHIBIT INDEX

(a) Exhibits

Exhibit No.                          Description
-----------      -------------------------------------------------------
3.1              FDIC assessment information.

3.2 Amendment to Article III, Section 3.02 of the Bylaws of the Company.